UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 22, 2012
TESORO LOGISTICS LP
(Exact name of registrant as specified in its charter)

Delaware	1-35143	27-4151603
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19100 Ridgewood Pkwy San Antonio, Texas	78259-1828
(Address of principal executive offices)	(Zip Code)

(210) 626-6000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Effective April 1, 2012, we entered into a transaction ("the Contribution") with Tesoro Corporation ("Tesoro"), Tesoro Refining and Marketing Company ("TRMC"), Tesoro Logistics GP, LLC ("TLGP") and our subsidiary, Tesoro Logistics Operations, LLC (the "Operating Company"), pursuant to which TRMC contributed, through TLGP and Tesoro Logistics LP ("TLLP" or the "Partnership"), to the Operating Company the Martinez Crude Oil Marine Terminal (the "Martinez Terminal"). The transfer of assets between Tesoro and TRMC, and TLGP and TLLP, represents a transfer of assets between entities under common control. Transfers of net assets or exchanges of shares between entities under common control are accounted for as if the transfer occurred at the beginning of the period, and prior years are retrospectively adjusted to furnish comparative information. As a result, TLLP is providing combined consolidated financial statements to include the financial results of the Martinez Terminal for all periods presented.

Included herein as Exhibit 99.3 are the audited combined consolidated financial statements of the Partnership as of December 31, 2011 and 2010 and for the years ended December 31, 2011, 2010 and 2009. These audited combined consolidated financial statements give retrospective effect to the Contribution of the Martinez Terminal. These audited combined consolidated financial statements update Item 8 in the Partnership’s 2011 Form 10-K filed with the SEC on February 29, 2012 (the "2011 Form 10-K"). Also, included herein as Exhibit 99.1 is the Selected Financial Data, which are derived from the audited combined consolidated financial statements, and updates Item 6 in the Partnership’s 2011 Form 10-K. Included herein as Exhibit 99.2 is Management’s Discussion and Analysis of Financial Condition and Results of Operations, which relates to the audited combined consolidated financial statements, and updates Item 7 in the Partnership’s 2011 Form 10-K.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

23.1	Consent of Ernst & Young LLP.
99.1	Selected Financial Data.
99.2	Management's Discussion and Analysis of Financial Condition and Results of Operations.
99.3	Audited Combined Consolidated Financial Statements of Tesoro Logistics LP.
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document
__________
In accordance with Rule 402 of Regulation S-T, the XBRL information in Exhibit 101 to this Form 8-K shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (Exchange Act), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2012

TESORO LOGISTICS LP
By:	Tesoro Logistics GP, LLC
Its general partner

By:	/s/ G. SCOTT SPENDLOVE
G. Scott Spendlove
Vice President and Chief Financial Officer

Index to Exhibits

Exhibit Number	Description

23.1	Consent of Ernst & Young LLP.
99.1	Selected Financial Data.
99.2	Management's Discussion and Analysis of Financial Condition and Results of Operations.
99.3	Audited Combined Consolidated Financial Statements of Tesoro Logistics LP.
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document
__________
In accordance with Rule 402 of Regulation S-T, the XBRL information in Exhibit 101 to this Form 8-K shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (Exchange Act), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

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